FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 29, 2005

KAISER ALUMINUM & CHEMICAL CORPORATION

(Exact name of Registrant as Specified in Charter)

Delaware (State of Incorporation)	1-3605 (Commission File Number)	94-092822 (I.R.S. Employer Identification Number)

27422 Portola Parkway, Suite 350 Foothill Ranch, California (Address of Principal Executive Offices)	92610-2831 (Zip Code)

(949) 614-1740
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01 Other Events
Item 9.01. Financial Statements and Exhibits.

Item 8.01 Other Events

     On June 29, 2005, Kaiser Aluminum & Chemical Corporation (the “Company”), together with certain of its affiliates (collectively with the Company, the “Debtors”), filed with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”): (a) a Joint Plan of Reorganization of Kaiser Aluminum Corporation, Kaiser Aluminum & Chemical Corporation and Certain of Their Debtor Affiliates (the “Plan”) and (b) a related Disclosure Statement (the “Disclosure Statement”). A copy of a press release announcing the filing of the Plan and the Disclosure Statement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     Copies of the Plan and Disclosure Statement as filed with the Bankruptcy Court are attached hereto as Exhibits 99.2 and 99.3, respectively. The Disclosure Statement contains certain projections (the “Projections”) of financial performance for the fiscal years 2005 through 2008. The Debtors do not, as a matter of course, publish their business plans, budgets or strategies, or make external projections or forecasts of their anticipated financial position or results of operations. The Company has filed the Disclosure Statement as an exhibit hereto because such Disclosure Statement has been filed with the Bankruptcy Court in connection with the Debtors’ reorganization proceedings. The Company refers to the limitations and qualifications included in the Disclosure Statement, including without limitation those set forth under the captions “Reorganized Kaiser — Projected Financial Information — Principal Assumptions” and “New Common Stock — Risk Factors — Risks Relating to Certain Financial Information Regarding the Reorganized Debtors” with respect to the Projections. In addition, the Company notes that all information contained in the Disclosure Statement is subject to change, whether as a result of amendments to the Plan, as a result of the actions of third parties or otherwise.

     Bankruptcy law does not permit solicitation of acceptances of a plan of reorganization until the bankruptcy court approves the disclosure statement relating to such plan. Accordingly, this announcement is not intended to be, nor should it be construed as, a solicitation for a vote on the Plan. The Plan will become effective only if it receives the requisite stakeholder approval and is confirmed by the Bankruptcy Court.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

*99.1	Press Release dated June 29, 2005
*99.2	Joint Plan of Reorganization of Kaiser Aluminum Corporation, Kaiser Aluminum & Chemical Corporation and Certain of Their Debtor Affiliates
*99.3
Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code For the Joint Plan of Reorganization of Kaiser Aluminum Corporation, Kaiser Aluminum & Chemical Corporation and Certain of Their Debtor Affiliates

*	Included with this filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER ALUMINUM & CHEMICAL CORPORATION (Registrant)

	By:	/s/ Daniel D. Maddox

Daniel. D. Maddox Vice President and Controller
Date: June 29, 2005

EXHIBIT INDEX

Exhibit 99.1	Press Release dated June 29, 2005*
Exhibit 99.2	Joint Plan of Reorganization of Kaiser Aluminum Corporation, Kaiser Aluminum & Chemical Corporation and Certain of Their Debtor Affiliates*
Exhibit 99.3
Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code For the Joint Plan of Reorganization of Kaiser Aluminum Corporation, Kaiser Aluminum & Chemical Corporation and Certain of Their Debtor Affiliates*

*	Included with this filing.